EATON VANCE ATLANTA CAPITAL SMID-CAP FUND
Supplement to Summary Prospectus dated February 1, 2018

Supplement to Prospectus dated February 1, 2018

Effective April 13, 2018, the Fund will discontinue all sales of its shares to new qualified retirement plans. Existing qualified retirement plans that selected the Fund prior to April 13, 2018, will not be impacted. In this connection, the following replaces in its entirety the paragraph immediately preceding “Investment Objective” in the Fund Summary and under “Fund Summaries - Eaton Vance Atlanta Capital SMID-Cap Fund” in the Prospectus:

The Fund has discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions and those who received Fund shares in connection with a reorganization); (2) qualified retirement plans that selected the Fund prior to April 13, 2018; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that selected the Fund prior to the close of business on January 15, 2013. Sales of Fund shares may be further restricted or reopened in the future.

February 8, 2018	28378 2.8.18